UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  March 7, 2005

                            PREMIER EXHIBITIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Florida                                        20-1424922
         -------                                        ----------
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)

  3340 Peachtree Road, Suite 2250, Atlanta, GA                  30326
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   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (404) 842-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items 2.01 Completion of Acquisition or Deposition of Assets

On March 7, 2005, the Company, through a newly formed wholly owned subsidiary, Premier Acquisitions, Inc. (PAI), a Nevada corporation, entered into a letter of intent, to acquire all the membership interests in Exhibitions International
LLC ("EI"), a Nevada LLC. EI held certain exclusive licensing rights to certain anatomical specimens and exhibitry that would significantly broaden the Company's offerings in its human anatomy educational exhibition business. The membership of EI included Mr. Joe Marsh, an individual who owns a greater than 10% interest in Premier Exhibitions, Inc.. Mr. Marsh's interest in EI was 17%.

The acquisition of EI was principally funded in two tranches, first on April 25th and then on May 2nd, 2005 and was completed as follows: (1) payment of $1.5 million by PAI for 100% of the membership interests of EI; (2) the payment of a certain debt obligation of EI in the amount of $300,000 paid by PAI; (3) the issuance of 200,000 shares of the Company stock, then valued at $1.54 per share; and (4) the issuance of warrants to acquire Company common stock with a three year term, each of which is for 100,000 shares with their respective strike prices of $1.25, 1.50 and 1.75.


Item 3.02 Unregistered Sales of Equity Securities

On May 2, 2005, the Company completed the cash payments for acquisition of Exhibitions International, a Nevada LLC, and was consequently obligated to issue the following securities as further consideration: (1) 200,000 shares of the Company stock, valued at $1.54 per share; and (2) 300,000 warrants to acquire Company common stock with a three year term, each of which is for 100,000 shares with their respective strike prices of $1.25, 1.50 and 1.75. Mr. Joe Marsh an owner of more than 10% of the Company's outstanding common stock is a recipient of 68,000 shares of this common stock issuance. Mr. Marsh is not receiving any warrants that are to be issued.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2005                    By:  /s/ Gerald Couture
                                       -----------------------------
                                            Gerald Couture, Vice President